                                                                     Exhibit 4.5

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            ________________________


                             MALLINCKRODT GROUP INC.
                      (formerly known as IMCERA Group Inc.)
             (Exact name of registrant as specified in its charter)


              NEW YORK                                   36-1263901
(State of incorporation or organization)    (IRS employer identification number)


7733 FORSYTH BOULEVARD, ST. LOUIS, MISSOURI                 63105
 (Address of principal executive offices)                 (Zip Code)


                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(b) OF THE ACT


- -------------------------------------------------------------------------------
       Title of each class                   Name of each exchange on which
       to be so registered                   each class is to be registered
- -------------------------------------------------------------------------------
- -------------------------------------------------------------------------------
   6% Notes due October 15, 2003          New York Stock Exchange, Incorporated
- -------------------------------------------------------------------------------
7% Debentures due December 15, 2013       New York Stock Exchange, Incorporated
- -------------------------------------------------------------------------------

                     SECURITIES TO BE REGISTERED PURSUANT TO
                            SECTION 12(G) OF THE ACT

                                      None

Item 1.   Description of Registrant's Securities to be Registered.

          On April 27, 1992, Registration Statement No. 33-47081 on Form S-3 of Mallinckrodt Group Inc., formerly known as IMCERA Group Inc. (the "Company"), a New York corporation, relating to $250,000,000 of Debt Securities, was declared effective.

          (a) $100,000,000 AGGREGATE PRINCIPAL AMOUNT OF 6% NOTES DUE OCTOBER 15, 2003 (THE "NOTES") OF THE COMPANY.

          The Company issued a Prospectus, dated October 12, 1993, as supplemented by Prospectus Supplement dated October 19, 1993, pursuant to the aforementioned Registration Statement, relating to the Notes. The information set forth under the caption "Description of the Securities" in such Prospectus and under the caption "Description of the Notes" in such Prospectus Supplement is incorporated herein by reference.

          (b) $100,000,000 AGGREGATE PRINCIPAL AMOUNT OF 7% DEBENTURES DUE DECEMBER 15, 2013 (THE "DEBENTURES") OF THE COMPANY.

          The Company issued a Prospectus, dated December 1, 1993, as supplemented by Prospectus Supplement dated December 8, 1993, pursuant to the aforementioned Registration Statement, relating to the Debentures. The information set forth under the caption "Description of the Securities" in such Prospectus and under the caption "Description of the Debentures" in such Prospectus Supplement is incorporated herein by reference.

Item 2.   Exhibits

Exhibit
Number

4.1 Form of Indenture dated as of March 15, 1985 between the Company and Morgan Guaranty Trust Company of New York, as Trustee, including Form of Securities (incorporated by reference to Registration Statement No. 2-96566)

4.2 Form of First Supplemental Indenture dated as of April 1, 1992, to Indenture dated March 15, 1985 (incorporated by reference to Registration Statement No. 33-47081)

4.3            Specimen 6% Note due October 15, 2003

4.4            Specimen 7% Debenture due December 15, 2013

                                    Signature


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MALLINCKRODT GROUP INC.



                                        By/s/ WILLIAM B. STONE
                                          -------------------------------------
                                          Name:  William B. Stone
                                          Title: Vice-President and Controller

Date:  May 6, 1994

                                  EXHIBIT INDEX

                                                                 Sequentially
Exhibit                                                            Numbered
Number         Description                                           Page
- -------        -----------                                       ------------

4.1 Form of Indenture dated as of March 15, 1985 between the Company and Morgan Guaranty Trust Company of New York, as Trustee, including Form of Securities (incorporated by reference to Registration Statement No. 2-96566)

4.2            Form of First Supplemental Indenture dated as of
               April 1, 1992, to Indenture dated March 15, 1985
               (incorporated by reference to Registration
               Statement No. 33-47081)

4.3            Specimen 6% Note due October 15, 2003

4.4            Specimen 7% Debenture due December 15, 2013


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